Exhibit 99.1

NEWS RELEASE	For Immediate Release

Contact: Joe Fazzino 860-263-4725 joe.fazzino@virtus.com

Hugh McKee of BMO Financial Group Joins

Virtus Investment Partners Board

Hartford, CT, February 1, 2010 – Virtus Investment Partners, Inc. (NASDAQ: VRTS), which operates a multi-manager asset management business, today announced that Hugh M. S. McKee has been elected to fill one of the two board positions held by representatives of BMO Financial Group (NYSE, TSX: BMO).

In his role as co-president and chief operating officer of BMO Investments Inc., an affiliate of BMO Financial, McKee is responsible for setting and executing on the strategic, product, investment and operational direction for BMO’s mutual fund business.

“We welcome the opportunity to have Hugh join the Virtus board,” said George R. Aylward, Virtus’ president and chief executive officer. “His broad experience in the financial services industry will give us important perspectives as we position the company for new growth opportunities.”

McKee joined BMO Financial in 2007 as vice president, strategic initiatives, responsible for identifying and addressing a broad range of strategic issues at the BMO Financial Group level, and in its wealth and capital markets businesses. Prior to joining BMO, he was a global account manager for the financial services practice of a management consulting firm and worked with a wide range of US, Canadian and European financial services clients, including those in the wealth management, banking, asset management and insurance industries.

McKee takes the position previously held by Barry M. Cooper, who relinquished his role on the Virtus board as a result of changes in his job responsibilities.

Virtus Investment Partners – 2

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. The company provides investment management products and services through its affiliated managers and select subadvisers, each with a distinct investment style, autonomous investment process and individual brand. Virtus Investment Partners offers access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs. Additional information can be found at www.virtus.com.

# # #

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which, by their nature, are subject to risks and uncertainties. Virtus Investment Partners, Inc. (“Virtus”) intends for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “should” and other similar expressions. Forward-looking statements are made based upon our current expectations and beliefs concerning trends and future developments and their potential effects on the company. They are not guarantees of future performance. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties, which for Virtus include, among others: (a) the effects of adverse market and economic developments on all aspects of our business; (b) the poor performance of the securities markets; (c) the poor relative investment performance of some of our asset management strategies and the resulting outflows in our assets under management; (d) any lack of availability of additional financing on satisfactory terms or at all; (e) any inadequate performance of third-party relationships; (f) the withdrawal of assets from our management; (g) our ability to attract and retain key personnel in a competitive environment; (h) the ability of independent trustees of our mutual funds and closed-end funds, intermediary program sponsors, managed account clients and institutional asset management clients to terminate their relationships with us; (i) the possibility that our goodwill or intangible assets could become further impaired, requiring a charge to earnings; (j) the strong competition we face in our business; (k) potential adverse regulatory and legal developments; (l) the difficulty of detecting misconduct by our employees, sub-advisors and distribution partners; (m) changes in accounting standards; and (n) certain other risks and uncertainties described in the 2008 Annual Report on Form 10-K and in our other filings with the SEC. Virtus does not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.